                                                                 EXHIBIT 4.4(A)

                       TCI PACIFIC COMMUNICATIONS, INC.

                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE

                       TCI PACIFIC COMMUNICATIONS, INC.


            COMMON STOCK                              COMMON STOCK


               NUMBER                                     SHARES
           --------------                             --------------


           --------------                             --------------

        CLASS A COMMON STOCK                            CUSIP [  ]
     PAR VALUE $100.00 PER SHARE



                             CLASS A COMMON STOCK

  THIS CERTIFIES THAT [   ] is the owner of [   ] fully paid and nonassessable
shares of Class A Common Stock of TCI Pacific Communications, Inc. (the "Corporation") transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. A statement of the rights of the holders of the shares of the capital stock of the Corporation will be furnished by the Corporation to any stockholder upon written request and without charge. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

_____________________        _____________________
Secretary                    President

[SEAL APPEARS HERE]

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT--_____Custodian_____
TEN ENT--as tenants by the entireties                   (Cust)       (Minor)
JT TEN--as joint tenants with the right      under Uniform Gifts of Minors Act
  of survivorship and not as tenants       _____________________________________
in common                                                  (State)



      ADDITIONAL ABBREVIATIONS MAY BE USED THOUGH NOT IN THE ABOVE LIST.

For value received,_____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

- -----------------------------
_______________________________________________________________________________

______________________________________________________________________________,
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________

_______________________________________________________________

________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________, Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________

                                          _________________________
                                          Signature

                               NOTICE:    The signature to this assignment
                                          must correspond with the names as
                                          written upon the face of this
                                          certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatever.

SIGNATURE(S) GUARANTEED

By ______________________
THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.